Loan payable	12 Months Ended
Jun. 30, 2024
Loan Payable
Loan payable

13. Loan payable

On June 20, 2024, the Company entered into a Construction Loan Agreement for the construction of the Geddes project (the “Geddes Construction Loan”). The Geddes Construction Loan is for a principal amount of up to USD $2,600,000, depending on the actual cost of the project.

The Geddes Construction Loan advancement amount shall accrue interest, which is to be added to the outstanding principal balance starting from the date of reception, at a variable rate per annum equal to the One Month CME Term SOFR Reference Rate plus a margin of 4%. Upon receiving permission to operate the Geddes Project, the loan advancement shall convert into a 6-year long-term loan with a fixed interest rate to be determined upon the conversion.

As at June 30, 2024, the loan payable balance included principal payable of $1,251,565 (USD $914,418), accrued interest payable of $3,571 (USD $2,609) and $54,748 (USD $40,000) legal retainer.

The Geddes Construction Loan is secured against the assets associated with the Geddes Project and the Company has provided a guarantee of completion and payment. As at June 30, 2024, the Geddes project has a total value of $8,909,371 which was recorded as Development Asset.